SUPPLEMENT Dated April 26, 2012
To The Current Prospectus

Growth Plus
Growth Plus New York

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

ING Growth Plus (IICA)

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account I

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

Effective April 30, 2012, the following section titled, Regulatory Matters, is added to your prospectus.

Regulatory Matters - the Company and the Industry
As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-
regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. These currently include an inquiry regarding the Company’s policy for correcting errors made in processing trades for ERISA plans or plan participants. Some of these investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of the investigations, examinations, audits, inquiries and any such regulatory action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to plans or participants, disgorgement, settlement payments, penalties, fines, and other financial liability and changes to the
Company’s policies and procedures, the financial impact of which cannot be estimated at this time, but management does not believe will have a material adverse effect on the Company’s financial position or results of operations. It is the practice of the Company and its affiliates to cooperate fully in these matters.

X.GPNY-12	04/2012